EXHIBIT 99.3

Grant Park Fund

Class A, B and GAM 3 Units

Monthly Performance Report • January 2010



Consider your alternatives. **Invest smarter.**

GRANT PARK FUND

DCM Brokers, LLC
Member FINRA/SIPC
Servicing Agent
626 W. Jackson, Suite 600
Chicago, IL 60661

Market Commentary: January 2010

Ags/Softs: Grains markets predominantly fell as turmoil in the financial markets and record U.S. grains supplies weighed on prices. In the softs markets, sugar continued its recent uptrend due to weak supply forecasts from Brazil and ongoing strong demand from Southeast Asia.

Currencies: The Japanese yen posted solid gains for January following short-term weakness in the U.S. dollar. Despite intra-month volatility, the U.S. dollar finished the month higher as several changes in Chinese banking regulations increased investor risk aversion.

Energies: Crude oil markets declined due to weak industrial demand forecasts resulting from poor economic data and depressed crude production estimates from U.S. refiners. In the natural gas markets, prices increased slightly as a cold front in the U.S. supported demand.

Equities: Share price declines in several large European financial firms sent most benchmark indices sharply lower. The Eurostoxx 50 and the German Dax indices, which both declined in excess of 5%, were among the most affected. In the U.S., concerns over changes to Chinese lending policies spurred liquidations in the U.S. equity markets, moving prices lower.

Fixed Income: U.S. Treasury prices rallied in January as a number of weaker-than-expected economic indicators, including unemployment estimates and U.S. retail sales in December, supported demand for more risk-averse U.S. debt instruments. German Bunds also moved higher due to decreased demand for sovereign debt following financial trouble in Greece and other smaller EU nations.

Metals: Gold and silver prices underwent several intra-month price swings to finish nearly unchanged for January. The flat performance in the precious metals markets was due to the effects of short-term dollar weakness being offset by lower-than-expected Consumer Price Index data and weak demand forecasts. Industrial metals generally declined as a result of bearish Chinese demand and elevated global base metals inventories.

A Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2000	-1.1%	0.7%	-1.7%	-3.8%	1.8%	-3.5%	-1.6%	4.4%	-2.3%	0.8%	8.9%	9.0%	**11.0%**
2001	1.9%	0.5%	6.6%	-4.5%	-0.5%	-2.7%	0.1%	2.9%	3.7%	5.3%	-7.8%	2.1%	**7.0%**
2002	-0.9%	-6.0%	2.3%	-3.1%	5.2%	10.1%	6.6%	1.6%	2.9%	-6.0%	-2.5%	5.6%	**15.3%**
2003	2.7%	5.8%	-7.5%	2.6%	9.7%	-1.3%	-0.5%	0.2%	0.1%	2.5%	-0.9%	6.0%	**20.0%**
2004	0.4%	7.3%	-1.4%	-11.7%	-4.8%	-4.5%	-3.4%	-0.3%	1.1%	3.4%	8.5%	-0.9%	**-7.6%**
2005	-6.0%	3.4%	-0.5%	-5.1%	4.0%	1.9%	-2.0%	2.0%	-0.0%	-3.4%	4.2%	-1.4%	**-3.4%**
2006	3.5%	-3.3%	4.1%	9.5%	-0.8%	-2.9%	-3.7%	2.2%	-1.1%	-0.6%	3.6%	-0.9%	**9.1%**
2007	1.3%	-4.2%	-4.6%	5.2%	4.6%	4.2%	-3.7%	-3.7%	8.8%	5.2%	-0.7%	0.6%	**12.6%**
2008	2.5%	9.7%	-0.6%	-0.1%	2.1%	3.1%	-5.1%	-2.4%	1.3%	4.8%	2.8%	1.1%	**19.9%**
2009	-0.9%	-0.8%	-3.3%	-1.7%	1.6%	-3.4%	-1.3%	1.1%	1.2%	-2.6%	4.2%	-3.6%	**-9.2%**
2010	-8.0%												**-8.0%**

B Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2003								0.1%	0.1%	2.5%	-1.0%	5.9%	**7.7%**
2004	0.3%	7.3%	-1.5%	-11.7%	-4.8%	-4.6%	-3.4%	-0.4%	1.0%	3.4%	8.4%	-1.0%	**-8.4%**
2005	-6.0%	3.3%	-0.6%	-5.1%	3.9%	1.8%	-2.0%	1.9%	-0.1%	-3.5%	4.1%	-1.4%	**-4.3%**
2006	3.4%	-3.4%	4.0%	9.4%	-0.9%	-2.9%	-3.7%	2.1%	-1.2%	-0.7%	3.5%	-0.9%	**8.3%**
2007	1.2%	-4.3%	-4.6%	5.2%	4.5%	4.1%	-3.8%	-3.8%	8.7%	5.2%	-0.7%	0.6%	**11.8%**
2008	2.4%	9.6%	-0.7%	-0.2%	2.0%	3.0%	-5.1%	-2.5%	1.2%	4.7%	2.7%	1.0%	**18.9%**
2009	-1.0%	-0.9%	-3.3%	-1.8%	1.6%	-3.5%	-1.3%	1.1%	1.1%	-2.6%	4.2%	-3.6%	**-9.9%**
2010	-8.0%												**-8.0%**

GAM 3 Units

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2009				-0.4%	1.8%	-3.5%	-1.4%	0.9%	1.0%	-3.4%	3.5%	-4.4%	**-6.0%**
2010	-8.0%												**-8.0%**

A and B Units

Trading Performance by Sector


2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
Ags/Softs
Currencies
Energy
Equity Indices
Fixed Income
Metals
January
YTD

Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Ags/Softs	Currencies	Energy	Equity Indices	Fixed Income	Metals
15%	23%	4%	17%	23%	18%

Sector Positions at Month-End


02/09
03/09
04/09
05/09
06/09
07/09
08/09
09/09
10/09
11/09
12/09
01/10
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Ags/Softs
Currencies
Energy
Equity Indices
Fixed Income
Metals
L - Long Positions
S - Short Positions

Charts prepared by Dearborn Capital Management, LLC.

GAM Units

Trading Performance by Sector


2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
Ags/Softs
Currencies
Energy
Equity Indices
Fixed Income
Metals
January
YTD

Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Ags/Softs	Currencies	Energy	Equity Indices	Fixed Income	Metals
16%	20%	5%	22%	22%	15%

Sector Positions at Month-End


04/09
05/09
06/09
07/09
08/09
09/09
10/09
11/09
12/09
01/10
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Ags/Softs
Currencies
Energy
Equity Indices
Fixed Income
Metals
L - Long Positions
S - Short Positions

Charts prepared by Dearborn Capital Management, LLC.

Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in commodity interests is a zero-sum economic activity in which, for every gain, there is an offsetting loss. Grant Park therefore bears the risk that on every trade it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

Grant Park Fund At-A-Glance

Product	GAM Units	A and B Units
Class	3	Closed to New Investment
Account Type	Commission-based	
Minimum Investment	$5,000	
Retirement Account	$1,000	
Trading Strategy	Traditional, systematic, medium- to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter timeframes.	
Breakeven Level	6.89%	
Redemptions	Monthly after 90 days	
Penalty	1.5% on a declining scale 0.5% per quarter	
Sectors Traded	6	
Eligibility	Varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth.	

Statistics

Statistics Since Inception - Class A Units[1] January 1989 - January 2010	
Total Fund Assets (A,B, Legacy, GAM)	$775M
12-Month Return	-15.7%
Average 12-Month Return	19.7%
36-Month Cumulative Return	11.5%
60-Month Cumulative Return	26.4%
Compounded Annualized ROR	14.4%
3-Year Compounded Annualized ROR	3.7%
5-Year Compounded Annualized ROR	4.8%
10-Year Compounded Annualized ROR	6.2%
Worst Drawdown (5/89 - 10/89)	-38.9%
Worst Drawdown Last 5 Years (12/08 - 1/10)	-16.5%
Average 1-month Gain	6.8%
Average 1-month Loss	-4.6%
# of Winning Months	134
# of Losing Months	119

Correlation Analysis: Class A Units[1] and S&P Total Return Index[2] January 2000 - December 2009		
↑ ↓	Moved in Opposite Directions	49% 59 of 120 months
↑ ↑	Positive Results for Both	31% 37 of 120 months
↓ ↓	Negative Results for Both	20% 24 of 120 months

[1] Class A Units are closed to new investment. New investors are expected to invest in the Legacy or GAM units, which have lower fees and expenses.
[2] It is not possible to directly invest in an index.

Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

Average 12-Month Return: The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Correlation: This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

Drawdown: A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

Net Asset Value per Unit: This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.